                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS



--------------------------------------------------------------------------------
                                                     Chapter 11
                                                     Case No.:  02 B 02474
                                                     Hon. Susan Pierson Sonderby

In re
Kmart Corporation, et al.
Debtors.
--------------------------------------------------------------------------------

                        MONTHLY OPERATING REPORT FOR THE
                   PERIOD FEBRUARY 27, 2003 TO MARCH 26, 2003

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI  48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                           MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285


REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: May 6, 2003

                           KMART CORPORATION, ET AL.



                           /s/ A. A. Koch
                           ------------------------------------
                           A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FOUR-WEEK PERIOD ENDED MARCH 26, 2003

I.    Kmart Corporation Unaudited Consolidated Financial Statements
   A. Consolidated Statement of Operations for the four-week period ended March 26, 2003
   B.  Consolidated Balance Sheet as of March 26, 2003
   C. Consolidated Statement of Cash Flows for the four-week period ended March 26, 2003
   D. Cash Receipts and Disbursements for the four-week period ended March 26, 2003
   E. Schedule of Professional Fees and Expenses for the period January 22, 2002 through March 26, 2003
   F.  Notes to Unaudited Consolidated Financial Statements


II.   Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)



                                                      FOUR-WEEK
                                                     PERIOD ENDED
                                                       MARCH 26,
                                                         2003
                                                     ------------

SALES                                                   $1,896

Cost of sales, buying & occupancy                        1,504
                                                     ------------

GROSS MARGIN                                               392

Selling, general and administrative expenses               445
                                                     ------------

LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION ITEMS, NET                               (53)

Reorganization items, net                                  412
                                                     ------------

LOSS BEFORE INTEREST                                      (465)

Net interest expense                                        18
                                                     ------------

NET LOSS                                                $ (483)
                                                     ============

KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                   MARCH 26,
                                                                                     2003
                                                                                 ------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                                        $  1,044
  Merchandise inventories                                                             4,742
  Other current assets                                                                  642
                                                                                 ------------
TOTAL CURRENT ASSETS                                                                  6,428

  Property and equipment, net                                                         4,745
  Other assets and deferred charges                                                     245
                                                                                 ------------
TOTAL ASSETS                                                                       $ 11,418
                                                                                 ============

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable                                                                 $  1,451
  Accrued payroll and other liabilities                                                 815
  Taxes other than income taxes                                                         151
                                                                                 ------------
TOTAL CURRENT LIABILITIES                                                             2,417

  Debtor-in-possession credit facility                                                    -
  Capital lease obligations                                                             613
  Other long-term liabilities                                                           190
                                                                                 ------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                           3,220

LIABILITIES SUBJECT TO COMPROMISE                                                     8,391

Company obligated mandatorily redeemable
  convertible preferred convertible securities of a
  subsidiary trust holding solely 7 3/4% convertible
  junior subordinated debentures of Kmart                                               577
Common stock, $1 par value, 1,500,000,000 shares authorized;
  523,781,474 shares issued                                                             524
Capital in excess of par value                                                        1,985
Accumulated deficit                                                                  (3,279)
                                                                                 ------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                                        $ 11,418
                                                                                 ============


Memo:
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                             $  3,347
Accounts payable                                                                      2,361
Pension obligation                                                                      754
Closed store reserves                                                                   723
Public liability and workers compensation                                               320
Taxes payable                                                                           285
Other liabilities                                                                       601
                                                                                 ------------
                                                                                   $  8,391
                                                                                 ============

KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                        FOUR-WEEK
                                                                                      PERIOD ENDED
                                                                                        MARCH 26,
                                                                                          2003
                                                                                      ------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                                $ (483)

Adjustments to reconcile net loss
   to net cash provided by operating activities:
     Restructuring, impairments and employee severance                                      11
     Reorganization items, net                                                             412
     Depreciation and amortization                                                          54
     Equity income in unconsolidated subsidiaries                                           (4)
Changes in:
     Inventory                                                                             (64)
     Accounts payable                                                                      128
     Deferred taxes and other taxes payable                                                  2
     Other assets                                                                          (14)
     Other liabilities                                                                      49
Cash used for store closings and other charges                                             (40)
                                                                                      ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                   51
                                                                                      ------------

NET CASH USED FOR REORGANIZATION ITEMS                                                      (8)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                                         -
                                                                                      ------------
NET CASH USED FOR INVESTING ACTIVITIES                                                       -
                                                                                      ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of debt                                                                            (1)
Payments on capital lease obligations                                                       (5)
                                                                                      ------------
NET CASH USED FOR FINANCING ACTIVITIES                                                      (6)
                                                                                      ------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                     37
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                           1,007
                                                                                      ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                $1,044
                                                                                      ------------

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                      FOUR-WEEK
                                                     PERIOD ENDED
                                                       MARCH 26,
                                                         2003
                                                    ------------
Cash Receipts:
 Store                                                 $ 1,975
 Other                                                     152
                                                    ------------

 CASH INFLOWS                                            2,127
                                                    ------------

Cash Disbursements:
 Accounts payable                                        1,546
 Fleming                                                   131
 Payroll and benefits                                      295
 Taxes                                                     102
 Rent                                                       15
 Other                                                       1
                                                    ------------

 CASH OUTFLOWS                                           2,090
                                                    ------------

  NET CASH INFLOWS                                     $    37
                                                    ------------

KMART CORPORATION
Schedule of Professional Fees and Expenses
(Unaudited)


                                                              FOR THE PERIOD JANUARY 22, 2002 THROUGH MARCH 26, 2003
                                        -------------------------------------------------------------------------------------------
                                           BILLED
NAME                                       AMOUNT*          PAID           UNPAID        HOLDBACK        ACCRUED**        TOTAL
----                                    ------------   ------------   ------------    ------------    ------------     ------------
Abacus Advisory and Consulting
  Corporation, LLC                      $  3,978,395   $  3,608,293   $    370,102    $       -       $        -       $  3,978,395

Dewey Ballantine                             400,396            -          400,396          37,959                          400,396

DKW/ Miller Buckfire & Lewis               3,222,092      3,019,572        202,520         202,500             -          3,222,092

DJM                                        1,012,794      1,012,794            -               -               -          1,012,794

Erwin Katz                                    42,096         38,946          3,150           3,861                           42,096

Ernst & Young, Corporate Finance LLC       1,204,238      1,204,238            -               -               -          1,204,238

FTI Policano & Manzo                       7,398,362      6,811,877        586,485         586,485             -          7,398,362

Goldberg, Kohn, Bell                       1,215,252      1,112,596        102,656         102,656             -          1,215,252

Jones, Day, Reavis & Pogue                 3,629,703      3,377,791        251,912         251,912             -          3,629,703

Jones Day Committee Member Expenses           35,631         35,631            -               -               -             35,631

KPMG, LLP                                  6,895,136      6,311,934        583,202         515,099             -          6,895,136

Morgan, Lewis & Bockius LLP                  685,123        685,123            -               -               -            685,123

Otterbourg, Steindler, Houston
  & Rosen, PC                              5,641,092      4,712,193        928,899         425,468             -          5,641,092

Otterbourg Committee Member Expenses         122,542        113,088          9,454             -               -            122,542

PricewaterhouseCoopers LLP                 8,449,354      8,264,250        185,104         185,104             -          8,449,354

Rockwood Gemini Advisors                   2,640,532      2,460,532        180,000         180,000             -          2,640,532

Saybrook Capital                           1,285,763      1,089,988        195,775         119,226             -          1,285,763

Skadden, Arps, Slate, Meagher
  & Flom (Illinois)                       33,144,275     31,134,770      2,009,505       2,009,505             -         33,144,275

Standard and Poor's                          339,666        306,657         33,009          33,009                          339,666

Traub, Bonacquist & Fox                    1,175,421      1,057,615        117,806         117,806             -          1,175,421

Traub Committee Member Expenses               63,581         49,127         14,454             -               -             63,581

Trumbull Services                          3,700,245      3,700,245            -               -               -          3,700,245

U.S. Trustee                                 470,750        470,750            -               -               -            470,750

Winston & Strawn                           1,637,256      1,516,837        120,419         120,010             -          1,637,256

Accrued                                          -              -              -               -        34,757,989       34,757,989
                                        ------------   ------------   ------------    ------------    ------------     ------------

TOTAL                                   $ 88,389,695   $ 82,094,847   $  6,294,848    $  4,890,600    $ 34,757,989     $123,147,684
                                        ------------   ------------   ------------    ------------    ------------     ------------



* Billed amounts include fees and expenses.
** Accrued amount represents services provided, but not yet billed.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company."

2. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. The DIP Credit Facility requires that we restrict future liens, indebtedness, capital expenditures, dividend payments and sales of assets, and that we maintain certain financial covenants, one of which requires minimum levels of cumulative EBITDA (earnings before interest, taxes, depreciation, amortization and other charges), the amounts of which vary throughout the year. The DIP Credit Facility was amended as of August 29, 2002, with the approval of the Court, to provide additional flexibility under the financial covenant contained therein that requires minimum levels of cumulative EBITDA. The DIP Credit Facility was again amended on January 9, 2003, with the approval of the Court, to allow for the closure of additional stores and modifications to the EBITDA covenants. As of March 26, 2003 the Company had no borrowings outstanding and had utilized $395 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:

         ($ millions)

          DIP Credit Facility capacity                           $2,000
          5% Holdback                                              (100)
          DIP loans outstanding                                       -
          Letters of credit outstanding                            (395)
                                                                --------


          Total Available as of March 26, 2003                   $1,505
                                                                --------


3. On January 24, 2003 Kmart received approval from the Court for $2 billion in exit financing from GE Commercial Finance, Fleet Retail Finance, Inc. and Bank of America, N.A. This credit facility, which will be collateralized by inventory, would replace our current $2 billion DIP Credit Facility on May 6, 2003, the date of our emergence from Chapter 11. The financing is subject to satisfaction of customary conditions to closing and would be available to Kmart to help meet its ongoing working capital needs, including borrowings for seasonal increases in inventory.

4. Comparable store sales for the five-week period ended April 2, 2003 were 7.4% lower than the same period last year. Comparable store sales do not include the going-out-of-business sales at our 316 closing locations. Due to the timing of the Easter holiday in 2003, the holiday sales will be reflected in our April 2003 financial results.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. Reorganization items, net, of $412 million of expense includes $385 for pre-petition liabilities related to the rejection of the Fleming contract, $17 million for stay bonuses under the Key Employee Retention Program approved by the Court, $9 million of professional fees and $1 million of other reorganization expenses.

6. On January 24, 2003, we filed a Plan of Reorganization and related Disclosure Statement with the Court. On or about February 25, 2003, we filed our First Amended Joint Plan of Reorganization (the "Plan of Reorganization") and a related amended Disclosure Statement with the Court. The Plan of Reorganization received the formal endorsement of our statutory creditors committees and, on February 25, 2003, the Court approved our amended Plan of Reorganization and Disclosure Statement. All holders of claims as of February 18, 2003 received the amended Disclosure Statement, which was mailed to creditors and shareholders on or about March 7, 2003.

7. On February 3, 2003 we announced that we had terminated our supply relationship with Fleming by means of a rejection of the 2001 contract through Kmart's Chapter 11 reorganization. Fleming continued to supply food and consumable products to us until March 8, 2003. Kmart now administers and manages the supply chain operations related to the supply and distribution of food, consumable and core pantry products. Kmart has experienced little business interruption in the transition. As part of the bankruptcy proceedings, Fleming filed a claim of $1.5 billion as of March 11, 2003. In March, Kmart and Fleming came to an agreement on a settlement of Fleming's claims, and on March 27, 2003, the Court approved our settlement of all claims asserted by Fleming. Under the settlement, Kmart paid Fleming $15 million of Fleming's net post-petition administrative claim, which exceeded $30 million. Additionally, Fleming's general unsecured claim was reduced from approximately $1.5 billion to $385 million. A charge for this claim was recorded in Reorganization items, net in the Consolidated Statement of Operations.

8. On March 31, 2003, we completed the implementation of our previously announced strategic restructuring actions aimed at aligning our corporate headquarter and other administrative functions with the Company's on-going store base and to prepare the organization for emergence from Chapter 11 reorganization in May. As part of the initiative, the Company eliminated approximately 400 positions at Kmart's corporate headquarters and approximately 123 nationally located, corporate-support positions. The Company also eliminated approximately 137 vacant positions. We recorded a charge for the estimated cost of these actions in our January 2003 Statement of Operations.

9. In accordance with SFAS No. 109, "Accounting for Income Taxes," the Company has recorded a valuation allowance against net deferred tax assets. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, the Company has not recognized any tax benefit from its losses in fiscal 2003.

10. Cash Receipts and Disbursements for the four-week period ended March 26, 2003 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

11. Subsequent to March 26, 2003, Kmart's Plan of Reorganization, as modified, was confirmed on April 22, 2003 and the order was docketed on April 23, 2003. Kmart emerged from Chapter 11 on May 6, 2003.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474

                         For Month Ending March 26, 2003



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.

KMART CORPORATION
CAUTIONARY STATEMENT
--------------------------------------------------------------------------------

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties, including, but not limited to, Kmart's having filed for bankruptcy and factors relating to the Company's operations and the business environment in which Kmart operates, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, Kmart's ability to operate pursuant to its exit financing facility; the ability of the Company to obtain and maintain normal terms with its vendors and other service providers; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended January 29, 2003 and the quarterly report on Form 10-Q for the Company's most recent fiscal quarter. Kmart disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.